ANEXO 4.5.5.

This Exhibit was originally drafted in English

Payment Option Notice

[Place], [date].	[Local], [data].

To

OI S.A. – Em Recuperação Judicial

TELEMAR NORTE LESTE S.A. – Em Recuperação Judicial

OI MÓVEL S.A. – Em Recuperação Judicial

COPART 4 PARTICIPAÇÕES S.A. – Em Recuperação Judicial

COPART 5 PARTICIPAÇÕES S.A. – Em Recuperação Judicial

PORTUGAL TELECOM INTERNATIONAL FINANCE B.V. – Em Recuperação Judicial

OI BRASIL HOLDINGS COÖPERATIEF U.A. – Em Recuperação Judicial

(All together, “Oi Group”)

Address: Rua do Lavradio nº 71, Centro, Rio de Janeiro - RJ, CEP 20230-070

City of Rio de Janeiro, State of Rio de Janeiro

C/o: Eurico Telles

À

OI S.A. – Em Recuperação Judicial

TELEMAR NORTE LESTE S.A. – Em Recuperação Judicial

OI MÓVEL S.A. – Em Recuperação Judicial

COPART 4 PARTICIPAÇÕES S.A. – Em Recuperação Judicial

COPART 5 PARTICIPAÇÕES S.A. – Em Recuperação Judicial

PORTUGAL TELECOM INTERNATIONAL FINANCE B.V. – Em Recuperação Judicial

OI BRASIL HOLDINGS COÖPERATIEF U.A. – Em Recuperação Judicial

(Conjuntamente, “Grupo Oi”)

Endereço: Rua do Lavradio nº 71, Centro, Rio de Janeiro - RJ, CEP 20230-070

Cidade do Rio de Janeiro, Estado do Rio de Janeiro

C/o: Eurico Telles

JUR_SP - 19108542v1 - 1136.355590

C/C:

Escritório de Advocacia Arnold Wald (“Judicial Administrator”)

Av. Pres. Juscelino Kubitschek, 510, 8º andar, 04543-906

São Paulo, SP

C/o: Arnold Wald (or his substitute)

Telephone: [.]

Email: [.]

C/C: Escritório de Advocacia Arnold Wald (“Administrador Judicial”) Av. Pres. Juscelino Kubitschek, 510, 8º andar, 04543-906 São Paulo, SP A/C: Arnold Wald (ou seu substituto) Telefone: [.] Email: [.]
Ref.: Notice of Election of Payment Option - Judicial Reorganization Plan of the Oi Group (Clause 4.3.3.1)	Ref.: Notificação de Opção de Pagamento - Plano de Recuperação Judicial do Grupo Oi (Cláusula 4.3.3.1)

Dear Sirs,

We refer to the Judicial Reorganization Plan of Oi Group, approved at the General Meeting of Creditors from 12.19.2017 (“Plan”). Capitalized terms not defined in this Notice of Election of Payment Option (“Notice”) will have the meaning applied to them in the Plan.

In compliance with Clause 4.3.3.1 of the Plan, the undersigned Creditor (“Creditor”) declares and proves by documents to be (i) a Non-Qualified Bondholder; (ii) natural person; (iii) living in European Union Countries; (iv) holder of an Unsecured Bondholder Credit of an individual or aggregate value (by the sum of all their Bonds) of less than USD750,000.00 (seven hundred and fifty thousand United States Dollars) (or the equivalent in Reais converted by the Exchange Conversion Rate).

Prezados Senhores,

Fazemos referência ao Plano de Recuperação Judicial do Grupo Oi, aprovado em Assembleia Geral de Credores realizada em 19.12.2017 (“Plano”). Os termos iniciados em letra maiúscula não definidos nesta Notificação de Opção de Recebimento (“Notificação”) terão o significado a eles atribuído no Plano.

Em atendimento ao disposto na Cláusula 4.3.3.1 do Plano, o Credor abaixo identificado e assinado (“Credor”) declara e comprova documentalmente ser (i) Bondholder Não-Qualificado; (ii) pessoa física; (iii)  residente em países da União Europeia; (iv) titular de Crédito Quirografário dos Bondholders com valor individual ou agregado (pela soma de todos os seus Bonds) inferior a USD750.000,00 (setecentos e cinquenta mil Dólares Norte-Americanos) (ou o equivalente em Reais convertidos pela Taxa de Câmbio Conversão).

JUR_SP - 19108542v1 - 1136.355590

In this terms, the Creditor notifies the Oi Group that it has voluntarily elected the Payment Option of Non-Qualified Unsecured Bondholders Creditors (“Payment Option Non-Qualified Unsecured Bondholders Creditors”) for the payment of its Credit in the amount of [INSERT THE CREDIT AMOUNT], as set forth in the Creditors List (“Credit”).

Nesses termos, o Credor notifica o Grupo Oi de que elegeu voluntariamente a Opção de Pagamento destinada aos Credores Quirografários Bondholders Não-Qualificados (“Opção de Pagamento Credores Quirografários Bondholders Não-Qualificados”) para recebimento de seu Crédito no valor de [INSERIR VALOR DO CRÉDITO], conforme relacionado na Lista de Credores (“Crédito”).

Very truly yours, _____________________________ [CREDITOR] Legal Representative:	Cordialmente, _____________________________ [CREDOR] Representante Legal: CPF/CNPJ:

JUR_SP - 19108542v1 - 1136.355590

Notificação de Opção de Pagamento

[Place], [date].	[Local], [data].

To

OI S.A. – Em Recuperação Judicial

TELEMAR NORTE LESTE S.A. – Em Recuperação Judicial

OI MÓVEL S.A. – Em Recuperação Judicial

COPART 4 PARTICIPAÇÕES S.A. – Em Recuperação Judicial

COPART 5 PARTICIPAÇÕES S.A. – Em Recuperação Judicial

PORTUGAL TELECOM INTERNATIONAL FINANCE B.V. – Em Recuperação Judicial

(All together, “Oi Group”)

Address: Rua do Lavradio nº 71, Centro, Rio de Janeiro - RJ, CEP 20230-070

City of Rio de Janeiro, State of Rio de Janeiro

C/o: Eurico Telles

À

OI S.A. – Em Recuperação Judicial

TELEMAR NORTE LESTE S.A. – Em Recuperação Judicial

OI MÓVEL S.A. – Em Recuperação Judicial

COPART 4 PARTICIPAÇÕES S.A. – Em Recuperação Judicial

COPART 5 PARTICIPAÇÕES S.A. – Em Recuperação Judicial

PORTUGAL TELECOM INTERNATIONAL FINANCE B.V. – Em Recuperação Judicial

(Conjuntamente, “Grupo Oi”)

Endereço: Rua do Lavradio nº 71, Centro, Rio de Janeiro - RJ, CEP 20230-070

Cidade do Rio de Janeiro, Estado do Rio de Janeiro

C/o: Eurico Telles

JUR_SP - 19108542v1 - 1136.355590

C/C:

Escritório de Advocacia Arnold Wald (“Judicial Administrator”)

Av. Pres. Juscelino Kubitschek, 510, 8º andar, 04543-906

São Paulo, SP

C/o: Arnold Wald (or his substitute)

Telephone: [.]

Email: [.]

C/C: Escritório de Advocacia Arnold Wald (“Administrador Judicial”) Av. Pres. Juscelino Kubitschek, 510, 8º andar, 04543-906 São Paulo, SP A/C: Arnold Wald (ou seu substituto) Telefone: [.] Email: [.]
Ref.: Notice of Election of Payment Option - Judicial Reorganization Plan of the Oi Group (Clause 4.3.3.2)	Ref.: Notificação de Opção de Pagamento - Plano de Recuperação Judicial do Grupo Oi (Cláusula 4.3.3.2)

Dear Sirs,

We refer to the Judicial Reorganization Plan of Oi Group, approved at the General Meeting of Creditors from 12.19.2017 (“Plan”). Capitalized terms not defined in this Notice of Election of Payment Option (“Notice”) will have the meaning applied to them in the Plan.

In compliance with Clause 4.3.3.2 of the Plan, the undersigned Creditor (“Creditor”) declares and proves by documents to be a Qualified Bondholder and holder of an Unsecured Bondholder Credit of an individual or aggregate value (by the sum of all their Bonds) of more than USD750,000.00 (seven hundred and fifty thousand United States Dollars) (or the equivalent in Reais converted by the Exchange Conversion Rate).

Prezados Senhores,

Fazemos referência ao Plano de Recuperação Judicial do Grupo Oi, aprovado em Assembleia Geral de Credores realizada em 19.12.2017 (“Plano”). Os termos iniciados em letra maiúscula não definidos nesta Notificação de Opção de Recebimento (“Notificação”) terão o significado a eles atribuído no Plano.

Em atendimento ao disposto na Cláusula 4.3.3.2 do Plano, o Credor abaixo identificado e assinado (“Credor”) declara e comprova documentalmente ser Bondholder Qualificado e titular de Crédito Quirografário dos Bondholders com valor individual ou agregado (pela soma de todos os seus Bonds) acima de USD750.000,00 (setecentos e cinquenta mil Dólares Norte-Americanos) (ou o equivalente em Reais convertidos pela Taxa de Câmbio Conversão).

JUR_SP - 19108542v1 - 1136.355590

In this terms, the Creditor notifies the Company that it has voluntarily elected the Payment Option of Qualified Unsecured Bondholders Creditors (“Payment Option Qualified Unsecured Bondholders Creditors”) for the payment of its Credit in the amount of [INSERT THE CREDIT AMOUNT], as set forth in the Creditors List (“Credit”).

Nesses termos, o Credor notifica a Companhia de que elegeu voluntariamente a Opção de Pagamento destinada aos Credores Quirografários Bondholders Qualificados (“Opção de Pagamento Credores Quirografários Bondholders Qualificados”) para recebimento de seu Crédito no valor de [INSERIR VALOR DO CRÉDITO], conforme relacionado na Lista de Credores (“Crédito”).

Very truly yours, _____________________________ [CREDITOR] Legal Representative:	Cordialmente, _____________________________ [CREDOR] Representante Legal: CPF/CNPJ:

JUR_SP - 19108542v1 - 1136.355590